Exhibit 10.5.12

AMENDMENT No. 12

TO THE A320 FAMILY PURCHASE AGREEMENT

BETWEEN

ATLANTIC AIRCRAFT HOLDING LIMITED

AIRBUS S.A.S. (formerly known as AIRBUS INDUSTRIE GIE)

CCC No. 337.0047/04

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[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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AMENDMENT No 12

This Amendment No 12 to the A320 Family Purchase Agreement (the “Purchase Agreement”) signed on the 19th day of March 1998 is made as of the 8th day of November 2004

BETWEEN

AIRBUS S.A.S. (formerly known as Airbus Industria GIE), having its principal office at:

1 Rand-Point Maurice Bellante

31707 BLAGNAC- CEDEX

FRANCE

(hereinafter referred to as the “Seller”) of the one part

AND

ATLANTIC AIRCRAFT HOLDING LIMITED, having its principal office at:

c/o Winterbotham Trust Company Limited

Bolam House

King and George Streets

NASSAU

BAHAMAS

(hereinafter referred to as the “Buyer”) of the other part.

WHEREAS

A -	The Buyer and the Seller have entered into that certain A320 Family Purchase Agreement (the “A320 Family Purchase Agreement” or “Purchase Agreement”) dated March 19th, 1998 covering the purchase by the Buyer and the sale by the Seller of thirty two (32) A320 Family Aircraft No 1 to No 32.

B -	The Buyer and the Seller have entered into Amendment No 1 to the Purchase Agreement dated September 1998 covering the [*] Firm A319-100 Aircraft (on December 1999 and January 2000).

C -	The Buyer and the Seller have entered into Amendment No 2 to the Purchase Agreement dated 28th December 1999 covering:

(i)	The A320-200 Aircraft [*] and the [*] A320-200 Aircraft, and

(ii)	the [*] A320-200 Aircraft Firm A320-200 Aircraft.

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D  -

[*]	Simultaneously, the Buyer and the Seller signed Amendment No 3 to the Purchase Agreement dated December 29, 1999 covering the modification of certain provisions of Letter Agreement No 1 to the Purchase Agreement.

E -	The Buyer and the Seller have entered into Amendment No 4 to the Purchase Agreement dated 15th February, 2000 covering:

(i)	[*] A320-200 Aircraft [*] and its A320-200 Aircraft, and

(ii)	the [*] A320-200 Aircraft with one (1) previously Firm A319-100 Aircraft.

F -	The Buyer and the Seller have entered into Amendment No 5 to the Purchase Agreement dated 06th of April, 2001 covering:

(i)	the [*] A320-200 Aircraft [*] Firm No 41) and [*] A320-200 Aircraft (No 44),

(ii)	the [*] A320-200 Aircraft [*] (Firm No 42) Firm A319-100 Aircraft (Firm No 31[*]),

(iii)	The [*] A320-200 Aircraft into [*] Firm No 43) and the [*] A320-200 Aircraft (No 46), and

(iv)	the [*] A320-200 Aircraft [*] (Firm No 44) [*] Firm A319-100 Aircraft (Firm No 32[*]).

G -	The Buyer and the Seller have entered into Amendment No s to the Purchase Agreement dated 09th of April 2001, covering the rescheduling of certain delivery dates related to firm Aircraft No 13, 14 and 40 (all of which were scheduled to be delivered in December 2001) which [*] firm Aircraft No 45 (September 2001), No 46 (October 2001) and No 47 (October 2001) and additionally firm Aircraft No 18 [*] an A320-200 Aircraft [*] .

H  -

[*] 2001 to May and June 2004.

(ii)	The [*] of the A319-132 Aircraft scheduled for delivery during.

[*]

J-	The Buyer and the Seller have entered into Amendment No 9 to the Purchase Agreement dated 06th of December 2002, covering the rescheduling of the delivery date of firm Aircraft No 22 from August 2003 to June 2003.

K-	The Buyer and the Seller have entered into Amendment No 10 to the Purchase Agreement dated 30th of October 2003, covering the rescheduling of the delivery date of firm A320-200 Aircraft No 46 and 47 from May and June 2004 to October and November 2004.

L-	The Buyer and the Seller entered into Amendment No 11 to the Purchase Agreement dated of November 2004 covering simultaneously:

(i)	the termination of the [*], and

(ii)	the cancellation and termination of the Amendment No 3 to the Purchase Agreement in order to reinstate [*] stated in Clause 1 of Letter Agreement No 1 to the Purchase Agreement.

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M-	Following the decision of the Buyer [*] Aircraft No 44, 17, 37 [*] A320 to A321 type and No 18, 36 and 21 [*] A320 [*] A319 [*] (according to the provisions of Letter Agreement No 6 to the Purchase Agreement) and the decision of the Buyer and Seller to [*] the Buyer and the Seller have agreed to amend certain terms of the Purchase Agreement, as set forth herein.

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N-	As used hereafter, the terms “Purchase Agreement” and “A320 Family Purchase Agreement” mean the Purchase Agreement together with all Exhibits and schedules thereto as amended to date by Amendments No 1 to 11, inclusive.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS

Capitalized words used herein and not defined shall have the meaning ascribed to them in the Purchase Agreement.

2.	SCOPE

The scope of this Amendment No 12 is:

(i)	to amend Clause 9 of the Purchase Agreement,

(ii)	to cancel, amend and/or replace, as applicable, certain provisions of Letter Agreement No 2 to the Purchase Agreement (including its Exhibits A and 8 and its Side Letter) and the “[*] in respect of Nine Airbus A320-200 Aircraft” by the [*] as per Clause 8 of this Amendment No 12, and

(iii)	to [*] to be provided by the Seller to the Buyer.

3.	AIRCRAFT [*] AND DELIVERY SCHEDULE

Sub-Clause 9.1 of the A320 Family Purchase Agreement is hereby cancelled and replaced by the following:

QUOTE

	Delivery Date		Aircraft Type	MSN
- Aircraft. N 01	August	1999	A319-100	1066
- Aircraft. N 02	November	1999	A319-100	1113
- Aircraft. N 03	December	1999	A319-100	1140
- Aircraft. N 04	January	2000	A319-100	1159
- Aircraft. N 07	September	2000	A320-200	1300
- Aircraft. N 05	November	2000	A320-200	1334
- Aircraft. N 06	November	2000	A320-200	1339
- Aircraft. N 08	December	2000	A320-200	1353
- Aircraft. N 09	January	2001	A320-200	1374
- Aircraft. N 10	February	2001	A320-200	1400
- Aircraft. N 33	June	2001	A320-200	1482
- Aircraft. N 34	June	2001	A320-200	1500
- Aircraft. N 11	July	2001	A320-200	1509
- Aircraft. N 35	July	2001	A320-200	1523
- Aircraft. N 45	September	2001	A319-100	1575

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- Aircraft. N 39	November	2001	A320-200	1624
- Aircraft. N 41	October	2002	A320-200	1676
- Aircraft. N 42	November	2002	A320-200	1730
- Aircraft. N 22	June	2003	A319-100	1934
- Aircraft. N 23	September	2003	A320-200	2084
- Aircraft. N 24	October	2003	A320-200	2102
- Aircraft. N 25	October	2003	A319-100	1952
- Aircraft. N 26	November	2003	A320-200	2118
- Aircraft. N 46	October	2004	A320-200	2282
- Aircraft. N 47	November	2004	A320-200	2301
- Aircraft. N 12	November	2004	A319-100	2339
- Aircraft. N 15	April	2005	A319-100	2444
- Aircraft. N 43	May	2005	A320-200	2434
- Aircraft. N 16	September	2005	A321-200	TBD
- Aircraft. N 44	November	2005	A321-200	TBD
- Aircraft. N 17	January	2006	A319-100	TBD
- Aircraft. N 18	January	2006	A319-100	TBD
- Aircraft. N 36	February	2006	A321-200	TBD
- Aircraft. N 19	March	2006	A321-200	TBD
- Aircraft. N 37	May	2006	A320-200	TBD
- Aircraft. N 20	October	2006	A320-200	TBD
- Aircraft. N 21	February	2007	A320-200	TBD
- Aircraft. N 38	March	2007	A319-100	TBD

UNQUOTE

*[Five page has been omitted in accordance with a request for confidential treatment.]

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5.	MISCELLANEOUS

It is hereby agreed that all terms and conditions of the Purchase Agreement, as amended hereby, including its Exhibits and Letter Agreements shall continue in full force and effect except as expressly amended by this Agreement No 12.

In case of any inconsistency between this Amendment No 12 and the Purchase Agreement, this Amendment No 12 shall prevail.

This Amendment No 12 together with the Purchase Agreement, s Exhibits and Letter Agreements and amendments to date contain the entire agreement between the parties with respect to the subject matter hereof and supersede any previous understandings, comments and/or representations whatsoever oral and written with respect to such subject matter.

This Amendment No 12 is executed in two original English counterparts, each of which is an original and both of which together evidence the same agreement. This Amendment No 12 shall not be varied or modified except by an instrument in writing executed by both parties or by their duly authorised representatives.

This Amendment No 12 shall be governed by and construed in accordance with the laws of France.

IN WITNESS WHEREOF this Amendment No 12 to the A320 Family Purchase Agreement is entered into as of the day and year first above written.

For and on behalf of		For and on behalf of

ATLANTIC AIRCRAFT HOLDING LIMITED		AIRBUS S.A.S.

By:	/s/ Roberto Kriete	By:	[ILLEGIBLE]

Roberto Kriete

Its:	Attorney in fact.	Its:	[ILLEGIBLE]

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